UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2025

AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56320	87-1137341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Hudson Boulevard East

New York, New York 10001

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 486-5800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On August 26, 2025, AB CRE PDF TNVA1 LLC (“TNVA1”), a wholly owned subsidiary of AB Commercial Real Estate Private Debt Fund, LLC (the “Fund”), entered into an amendment (the “Amendment”) to the Loan and Security Agreement (the “HSBC Loan and Security Agreement”) by and among TNVA1, as borrower, HSBC Bank USA, National Association (“HSBC”), as administrative agent for itself and the other lenders signatory thereto, and the lenders signatory thereto (the “Lenders”).

The Amendment, among other changes, (i) extends the initial maturity date of borrowings under the HSBC Loan and Security Agreement to July 9, 2027 and (ii) provides for an additional loan under the HSBC Loan and Security Agreement of $92,250,000 (the “Additional Loan”), increasing the aggregate total borrowings under the HSBC Loan and Security Agreement to $187,150,000 (the “HSBC TNVA1 Loan”). The Additional Loan bears interest at Term SOFR plus a margin of 1.50%, and it is secured by a first priority security interest in a mortgage loan of the Fund that was collaterally assigned to the Lenders in connection with the Amendment. The Amendment also introduced new customary covenants and events of default with respect to the Additional Loan.

In connection with the Amendment, the Fund reinstated and modified its obligations to guarantee the payment of the HSBC TNVA1 Loan in an amount equal to the lesser of (i) 25% of the outstanding principal balance of the HSBC TNVA1 Loan and (ii) $46,787,500.00.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.1.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Loan Agreement and Omnibus Amendment to Loan Documents, dated as of August 26, 2025, by and among AB CRE PDF TNVA1 LLC, as Borrower, HSBC Bank USA, National Association, as administrative agent for itself and the other Lenders signatory thereto, the Lenders from time to time party thereto, and AB Commercial Real Estate Private Debt Fund, LLC, as Guarantor.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and/or exhibits to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2025	AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

	By:	/s/ Leon Hirth
Leon Hirth
Secretary